Assets Held For Sale	12 Months Ended
Mar. 31, 2018
Disclosure Of Assets Held For Sale [Abstract]
Assets Held For Sale
24)	ASSETS HELD FOR SALE

Assets classified as held for sale includes:

	As at March 31
Particulars	2017	2018
Property, plant and equipment	302	1,220
Total	302	1,220

Assets held for sale as at March 31, 2017 mainly include leasehold improvements which were sold in April 2017.

In February 2017, the management of the Company had decided to curtail its operations in HT group, and consequently in July 2017, Land and Building relating to HT Group have been classified under assets held for sale as the Company intends to sell these assets in its present condition and search for an active buyer has been initiated.

The fair value of these assets has been categorized under Level 3 of the fair value hierarchy which has been determined based on the consideration agreed with the buyer or independent valuation report obtained by the Company.